UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2011 (June 17, 2011)
Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 421-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On March 30, 2011, Walter Investment Management Corp. (the “Company”) filed a Report on Form 8-K with the Securities and Exchange Commission (SEC) reporting its entry into a debt commitment letter (the “Debt Commitment Letter”) with Credit Suisse Securities (USA) LLC, Credit Suisse AG, RBS Securities Inc. and Royal Bank of Scotland PLC (collectively, the “Lenders”) pursuant to which, subject to the conditions set forth therein, the Lenders committed to provide the Company with $795 million of senior secured credit facilities, the proceeds of which will be used, together with Company cash, (i) to fund the cash portion of the transaction consideration for the Company to acquire 100% of the membership interests of GTCS Holdings LLC (“Green Tree”), (ii) repay existing indebtedness of Green Tree and (iii) to pay certain fees and expenses of the transaction. On May 2, 2011 the Company filed a Report on Form 8-K with the Securities and Exchange Commission (SEC) reporting the amendment and restatement of its Debt Commitment Letter to add Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America N.A. and Morgan Stanley Senior Funding, Inc. as Lenders and to increase the total amount of the senior secured credit facilities to $810 million. On June 17, 2011 the Company reached agreement with the Lenders on the material terms and conditions of the credit facilities and received commitments from various lenders to participate in the syndication of the facilities. Pursuant to the provisions of the credit agreements, funding is conditioned upon meeting all conditions precedent to funding set forth therein, including, without limitation, closing on the acquisition of Green Tree. A copy of the revised Summary of Terms for the senior secured credit facilities is attached as Exhibit 99.1 to this current report on Form 8-K.
No Offer or Solicitation.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Summary of Terms for the Senior Secured Credit Facilities

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.
By:	/s/ Stuart Boyd
Stuart Boyd, Vice President
General Counsel and Secretary

Date: June 22, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Summary of Terms for the Senior Secured Credit Facilities